EXHIBIT 1

OPTION TERMS (amended December 3, 2008)

Name of Grantee:                                                                Al Williams

Date of Grant:                                                                June 5, 2008

Number of Shares Granted:                                                                           73,833

Exercise Price:                                                      $0.01625

Type of Option
(Qualified or Non-Qualified):                                                                           Non-Qualified

Vesting:                                                      24,611 shares vest immediately upon the date of grantabove

49,222 shares have vested on December 3, 2008

Amendment to the Option Terms acknowledged by Grantee:

_____/s/ Al Williams_____________

Print Name: Al Williams